UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2017

REGO PAYMENT ARCHITECTURES, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-53944 (Commission File Number)	35-2327649 (I.R.S. Employer Identification No.)

265 Sunrise Boulevard, Palm Beach, Florida 33480 (Address of principal executive offices, including zip code) (561) 220-0408 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 11, 2017, John Coyne resigned from his position as Chief Executive Officer and as a member of the Board of Directors and Chairman of the Board of Rego Payment Architectures, Inc. (the “Company”).  Mr. Coyne resigned for personal reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGO PAYMENT ARCHITECTURES, INC.

Date: September 13, 2017	By:	/s/ Ernest Cimadamore
Ernest Cimadamore
Secretary